Properties Held for Sale	12 Months Ended
Dec. 31, 2010
Properties Held for Sale [Abstract]
Properties Held for Sale
3. Properties Held for Sale
In 2008, 2009 and 2010, customers transferred legal ownership of two, twenty-eight and thirteen properties to the Group to settle $183,839, $3,471,273 and $2,091,056 in accounts receivable, respectively.
In May 2008, the Group prepaid $7,791,586 for an office building, which the Group intended to use as its corporate office. As of December 31, 2009, the Group had recorded the prepayment as an advance payment for properties. In 2010, the Group obtained legal ownership of the office building, which includes 41 separate units in total. The Group has the ability and intent to sell the properties and has been actively marketing them for that purpose after the Group obtained a 20-year lease for another office building through the acquisition of Portal Overseas Limited in April 2009, and accordingly, has classified the 41 units properties held for sale.
Properties held for sale are stated at the lower of cost or net realizable value. Cost comprises the cost of purchase and direct costs associated with the purchase. The Group recorded nil, realized loss of $121,639 and realized gain of $1,348,003 from selling of the properties held for sale for the years ended December 31, 2008, 2009 and 2010, respectively. As of December 31, 2010, the Group held three residential properties and 18 commercial properties with a total carrying value of $4,457,709, which is included as a component of prepaid expenses and other current assets.